Exhibit 10.4

SUBSIDIARY GUARANTEE

THIS SUBSIDIARY GUARANTEE (this “Guarantee”) is made as of December 30, 2022, by MOBIQUITY NETWORKS, INC,. a New York corporation (“Networks Sub”) and ADVANGELISTS, LLC, a Delaware limited liability company (“Advangelists Sub”, and together Networks Sub and any other entity that may become a party hereto as an additional guarantor as provided herein, collectively, the “Guarantors”, and each, a “Guarantor”), in favor of WALLEYE OPPORTUNITIES MASTER FUND LTD, a Cayman Islands company (the “Agent”) on behalf of itself as a holder of the Note issued under the Purchase Agreement (defined below) (including its successors, transferees and assigns, collectively, the “Investor”).

RECITALS:

WHEREAS, Mobiquity Technologies, Inc., a New York corporation and the parent of each of Networks Sub and Advangelists Sub (the “Company”) has entered into that certain Securities Purchase Agreement, dated as of the date hereof (as amended, amended and restated, or otherwise modified from time to time, the “Purchase Agreement”), by and between the Company and the Agent in its capacity as the Investor; all capitalized terms used and not defined in this Guarantee shall have the meaning given to such terms in the Purchase Agreement;

WHEREAS, pursuant to the Purchase Agreement, in consideration for the extension of loans to the Company by the Investor under the Purchase Agreement, the Company has issued to the Investor that certain Senior Secured 20% OID Promissory Note dated as of the date hereof in the aggregate original principal amount of $1,437,500 (as amended, amended and restated, or otherwise modified from time to time, the the “Note”);

WHEREAS, each Guarantor will directly benefit from the extension of loans to the Company represented by the issuance of the Note; and

WHEREAS, (i) it is a condition to the obligations of the Investor under the Purchase Agreement that this Guarantee be duly executed and delivered and (ii) this Guarantee is one of the Transaction Documents described in the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to the Investor to extend credit to the Company, the Guarantors hereby guarantee to Agent on behalf of the Investor the prompt and full payment and performance of the Guaranteed Obligations of the Company (defined below), subject to the terms and conditions set forth in this Guarantee.

1.                   Guaranteed Obligations of the Company. Guarantors, jointly and severally, hereby unconditionally and irrevocably guarantee to Agent on behalf of itself in its capacity as Agent and on behalf of the Investor the punctual payment when due, and not merely the collectability thereof, whether by lapse of time, by acceleration of maturity, or otherwise, and at all times thereafter, of the Guaranteed Obligations of the Company. As used herein, the term “Guaranteed Obligations of the Company” means all debts, obligations or liabilities now or hereafter existing, other than contingent indemnification obligations, of the Guarantors owed to the Investor under the Note.

2.                   Certain Agreements and Waivers by Guarantors.

(a)                Notwithstanding anything in the Note or any other Transaction Document to the contrary, the Guarantors hereby agree that each of the following shall constitute “Events of Default” hereunder: (i) the occurrence of a default by any Guarantor in payment of the Guaranteed Obligations of the Company, or any part thereof, when such indebtedness becomes due and (ii) the bankruptcy and/or insolvency of any Guarantor.

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(b)                Upon the occurrence of any Event of Default hereunder, the Guaranteed Obligations of the Company, for purposes of this Guarantee, shall be deemed immediately due and payable at the election of the Agent. Guarantors shall, on demand, pay the Guaranteed Obligations of the Company to the Agent. It shall not be necessary for the Agent, in order to enforce such payment, first to (i) institute suit or pursue or exhaust any rights or remedies against Company or others liable for the Obligations (as defined below) pursuant to the Transaction Documents (together with all interest accrued and unpaid thereon and all other sums due to Agent and/or the Investor in respect of such Obligations, the “Debt”), (ii) enforce any rights against any security that shall ever have been given to secure the Debt, (iii) join Company or any others liable for the payment or performance of the Guaranteed Obligations of the Company or any part thereof in any action to enforce this Guarantee and/or (iv) resort to any other means of obtaining payment or performance of the Guaranteed Obligations of the Company. As used herein, the term “Obligations” shall mean all of the obligations of each of the Company, Nauticus Sub and each of their subsidiaries that is or may become a party to any Transaction Document, now or hereafter existing under the Transaction Documents (whether for principal, interest, fees, expenses, indemnification or otherwise).

(c)                In the event any payment by Company or any other Person to the Agent or the Investor is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason the Agent or the Investor is required to refund such payment or pay the amount thereof to any other party, such payment by Company or any other party to the Agent or the Investor, as applicable, shall not constitute a release of Guarantors from any liability hereunder and this Guarantee shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Agent the Investor of this Guarantee or of Guarantors), as the case may be, with respect to, and this Guarantee shall apply to, any and all amounts so refunded by Agent or such Investor, as applicable, or paid by Agent or the Investor, as applicable, to another Person (which amounts shall constitute part of the Guaranteed Obligations of the Company), and any interest paid by Agent or the Investor and any attorneys’ fees, costs and expenses paid or incurred by Agent or the Investor in connection with any such event. If acceleration of the time for payment of any amount payable by Company under any Transaction Document is stayed or delayed by any law or tribunal, any amounts due and payable hereunder shall nonetheless be payable by Guarantors on demand by Agent.

3.                   Subordination. If, for any reason whatsoever, the Company is now or hereafter becomes indebted to any Guarantor:

(a)                such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of the Company securing same shall, at all times, be subordinate in all respects to the Guaranteed Obligations of the Company and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations of the Company;

(b)                upon the occurrence and during the continuance of any Event of Default hereunder or any Event of Default (as defined in the Note), such Guarantor not be permitted to enforce or receive payment, directly or indirectly, of any such indebtedness of the Company to such Guarantor until the Guaranteed Obligations of the Company have been fully and finally paid and performed;

(c)                each Guarantor hereby assigns and grants to the Agent on behalf of itself and the Investor a security interest in all such indebtedness and security therefor, if any, of the Company to such Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Company as debtor, Agent shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not an Event of Default shall have occurred or be continuing hereunder or under any of the other Transaction Documents), dividends and payments that are payable upon any obligation of the Company to such Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligations of the Company have been fully and finally paid and performed. If, notwithstanding the foregoing provisions, any Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this Section 3, such Guarantor shall pay the same to Agent immediately, each Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Agent and shall have absolutely no dominion over the same except to pay it immediately to Agent; and

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(d)                Guarantors shall promptly upon reasonable request of Agent from time to time execute such documents and perform such acts as Agent may reasonably require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section.

4.                   Other Liability of Guarantors or Company. If any Guarantor is or becomes liable, by endorsement or otherwise, for any indebtedness owing by Company to the Agent or the Investor other than under this Guarantee, such liability shall not be in any manner impaired or affected hereby, and the rights of the Agent and the Investor hereunder shall be cumulative of any and all other rights that the Agent and the Investor may have against such Guarantor.

5.                   Assignment by Agent. This Guarantee is for the benefit of Agent and the Investor and their respective successors and assigns, and in the event of an assignment of the Guaranteed Obligations of the Company by the Agent or the Investor, or any part thereof, the rights and benefits hereunder of the Agent and the Investor, to the extent applicable to the Guaranteed Obligations of the Company so assigned, may be transferred with such Guaranteed Obligations of the Company. Each Guarantor waives notice of any transfer or assignment of the Guaranteed Obligations of the Company, or any part thereof, and agrees that failure to give notice will not affect the liabilities of such Guarantor hereunder.

6.                   Binding Effect. This Guarantee is binding not only on Guarantors, but also on each of the Guarantors’ respective successors and assigns; provided, that no Guarantor shall be permitted to assign or transfer any of its rights or obligations under this Guaranty without the prior written consent of the Agent (which consent shall be in the sole and absolute discretion of the Agent acting on behalf of itself and the Investor). Without limitation of any other term, provision or waiver contained herein, each Guarantor hereby acknowledges and agrees that it has been furnished true, complete and correct copies of the Transaction Documents and has reviewed the terms and provisions thereof (including, without limitation, the Guaranteed Obligations of the Company).

7.                   Nature of Guarantee. Each Guarantor hereby acknowledges and agrees that this Guarantee (a) is a guaranty of payment and not only of collection and that each Guarantor is liable hereunder as a primary obligor, (b) shall only be deemed discharged after the indefeasible satisfaction in full of the Guaranteed Obligations of the Company and the Debt, (c) shall not be reduced, released, discharged, satisfied or otherwise impacted in connection with (i) any act or occurrence that might, but for the provisions hereof, be deemed a legal or equitable reduction, satisfaction, discharge or release and/or (ii) Agent or Investor’s enforcement of remedies under the Transaction Documents and (d) shall survive the foregoing and shall not merge with any resulting foreclosure deed, deed in lieu or similar instrument (if any).

8.                   Governing Law. This Guarantee shall be governed by, and construed in accordance with, the laws of the Delaware applicable to contracts made and to be performed entirely within such state without regards to the conflicts of laws principles thereof other than mandatory provisions of law.

9.                   Invalidity of Certain Provisions. If any provision of this Guarantee or the application thereof to any Person or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this Guarantee nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guarantee, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable legal requirements.

10.               Attorneys’ Fees, Costs and Expenses of Collection. Each Guarantor shall pay on demand all attorneys’ fees, costs and expenses and all other costs and expenses incurred by the Agent and/or the Investor in the enforcement of or preservation of the Agent and/or the Investor’s rights under this Guarantee including, without limitation, all court costs, whether or not suit is filed herein, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal, or whether in connection with the collection and enforcement of this Guarantee against any other Guarantor, if there be more than one. Each Guarantor’s obligations and liabilities under this Section 10 shall survive any payment or discharge in full of the Guaranteed Obligations of the Company.

11.                Payments. All sums payable under this Guarantee shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts.

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12.               Controlling Agreement. It is not the intention of the Agent, Investor or Guarantors to obligate Guarantors to pay interest in excess of that lawfully permitted to be paid by Guarantors under applicable legal requirements. Should it be determined that any portion of the Guaranteed Obligations of the Company or any other amount payable by any Guarantor under this Guarantee constitutes interest in excess of the maximum amount of interest that such Guarantor, in Guarantor’s capacity as guarantor, may lawfully be required to pay under applicable legal requirements, the obligation of such Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable legal requirements.

13.                Notices. All notices, communications or deliveries provided for hereunder must be in writing and will be deemed to have been duly given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via email prior to 5:30 p.m. (New York City time) on any Business Day; (b) the next Business Day after the date of transmission, if such notice or communication is delivered via email on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day; (c) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given, addressed as follows:

if to any Guarantor:              at the applicable address set forth on Schedule 1 hereto

with a copy to:              Mobiquity Technologies, Inc.

35 Torrington Lane

Shoreham, NY 11786

Attention: Dean Julia, Chief Executive Officer

Email: djulia@mobiquitynetworks.com

and with a copy to:      Morse & Morse, PLLC

2100 Deer Park Ave., Ste. 1

Attention: Steven Morse, Esq.

Email: morgold@aol.com

if to the Agent:                     Walleye Opportunities Master Fund Ltd

2800 Niagara Lane N.

Plymouth, MN 55447

Attention: William England

Email: wengland@walleyecapital.com

or as to the Guarantors or the Agent, at such other address as shall be designated by such party in a written notice to the other parties delivered in accordance with this Section 13.

14.               Cumulative Rights. The exercise by the Agent or the Investor of any right or remedy hereunder or under any other Transaction Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. The Agent and the Investor shall have all rights, remedies and recourses afforded to the Agent and the Investor by reason of this Guarantee or any other Transaction Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against each Guarantor or others obligated for the Guaranteed Obligations of the Company, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole discretion of the Agent or the Investor, as applicable, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantors that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of any Guarantor or of any breach of any of the provisions of this Guarantee or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by the Agent or the Investor shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on any Guarantor in any case shall of itself entitle any Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guarantee or any right, remedy or recourse of the Agent or the Investor with respect hereto, or any default or breach, can be waived, nor can this Guarantee or any Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guarantee) executed, and delivered to Guarantors, by the Agent.

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15.                Subrogation. Notwithstanding anything to the contrary contained herein, (a) Guarantors shall not have any right of subrogation in or under any of the Transaction Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Guaranteed Obligations of the Company, until the Guaranteed Obligations of the Company have been fully and finally paid, and (b) if any Guarantor is or becomes an “insider” (as defined in Section 101 of the Bankruptcy Code (as defined below)) with respect to the Company, then such Guarantor hereby irrevocably and absolutely waives any and all rights of contribution, indemnification, reimbursement or any similar rights against the Company with respect to this Guarantee (including any right of subrogation, except to the extent of collateral held by Agent), whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that neither Guarantor shall be deemed to be a “creditor” (as defined in Section 101 of the Bankruptcy Code) of the Company by reason of the existence of this Guarantee in the event that the Company or any Guarantor becomes a debtor in any proceeding under the Bankruptcy Code. This waiver is given to induce the Investor to advance the loans evidenced by the Note to the Company. As used herein, the term “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

16.               Further Assurances. Each Guarantor at such Guarantor’s expense will promptly execute and deliver to Agent upon Agent’s reasonable request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the agreements of such Guarantor under this Guarantee.

17.                No Fiduciary Relationship. The relationship between the Agent and the Investor, respectively, and Guarantors, is solely that of lender and guarantor. Neither the Agent nor the Investor has a fiduciary or other special relationship with or duty to Guarantors and none are created hereby or may be inferred from any course of dealing or act or omission of the Agent or the Investor.

18.                Interpretation. If this Guarantee is signed by more than one Person as “Guarantor”, then the term “Guarantor” as used in this Guarantee shall refer to all such Persons jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Guarantee are made by and shall be binding upon each and every such undersigned Person, jointly and severally and Agent may pursue any Guarantor hereunder without being required (i) to pursue any other Guarantor hereunder or (ii) pursue rights and remedies under the Purchase Agreement or any other Transaction Documents.

19.                Time of Essence. Time shall be of the essence in this Guarantee with respect to all of the Guarantors’ obligations hereunder.

20.                Execution. This Guarantee may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which together shall constitute one and the same agreement. In the event that any signature or counterpart is delivered by e-mail delivery of a ‘.pdf” format data file, such signature or counterpart shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such ‘.pdf” signature page was an original thereof.

21.                Entire Agreement. This Guarantee embodies the entire agreement between the Agent and the Investor, respectively, and Guarantors with respect to the guaranty by Guarantors of the Guaranteed Obligations of the Company. This Guarantee supersedes all prior agreements and understandings, if any, with respect to the guaranty by Guarantor of the Guaranteed Obligations of the Company. No condition or conditions precedent to the effectiveness of this Guarantee exist. This Guarantee shall be effective upon execution by Guarantor and delivery to Agent. This Guarantee may not be modified, amended or superseded except in a writing signed by Agent and Guarantors referencing this Guarantee by its date and specifically identifying the portions hereof that are to be modified, amended or superseded. The Transaction Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

22.                WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH GUARANTOR AND AGENT AND/OR LENDERS MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS GUARANTEE AND ANY OTHER TRANSACTION DOCUMENT. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS GUARANTEE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH GUARANTOR, AND EACH GUARANTOR HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTEE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

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23.                Consent to Jurisdiction. Each Guarantor irrevocably submits generally and unconditionally for itself and in respect of its property to the nonexclusive jurisdiction of the federal and state courts located in New York City (the “New York City Courts”) over any suit, action or proceeding arising out of, or relating to, this Guarantee, and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such New York City Courts. Each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection that such Guarantor may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claims that any such suit, action or proceeding is brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such New York City Courts shall be conclusive and binding upon each Guarantor and may be enforced in any court in which any Guarantor is subject to jurisdiction, by a suit upon such judgment provided that service of process is effected such Guarantor as provided in the Transaction Documents or as otherwise permitted by applicable legal requirements. Each Guarantor hereby releases, to the extent permitted by applicable legal requirements, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which such Guarantor may otherwise be entitled under the laws of the United States of America or of any state of possession of the United States of America now in force and which may hereinafter be enacted. The authority and power to appear for and enter judgment against any Guarantor shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdiction as often as Agent shall deem necessary and desirable, for all of which this Guarantee shall be sufficient warrant.

24.                Waivers.

(a)                Each Guarantor hereby agrees that neither Agent’s nor the Investor’s rights or remedies nor any Guarantor’s obligations under the terms of this Guarantee shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of each Guarantor under this Guarantee shall be absolute and unconditional irrespective of (and each Guarantor hereby waives any rights or protections related to):

(i)                any limitation of liability or recourse in any other Transaction Document or arising under any law;

(ii)               any claim or defense that this Guarantee was made without consideration or is not supported by adequate consideration;

(iii)             the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations of the Company;

(iv)             any homestead exemption or any other similar exemption under applicable legal requirements and each Guarantor hereby waives the benefit of any such exemption as to the Guaranteed Obligations of the Company;

(v)               any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations of the Company, including any impairment of any Guarantor’s recourse against any Person or collateral;

(vi)             whether express or by operation of law, any partial release of the liability of any Guarantor hereunder, or if one or more other guaranties are now or hereafter obtained by the Agent or the Investor covering all or any part of the Guaranteed Obligations of the Company, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release or settlement of the Company or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations of the Company;

(vii)             the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, amalgamation, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of the Company or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations of the Company;

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(viii)           either with or without notice to or consent of Guarantors: any renewal, extension, modification or rearrangement of the terms of any or all of the Guaranteed Obligations of the Company and/or any of the Transaction Documents;

(ix)              any neglect, lack of diligence, delay, omission, failure, or refusal of Agent or the Investor to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations of the Company, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Transaction Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations of the Company;

(x)               any failure of the Agent or the Investor to notify Guarantors of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Obligations of the Company or any part thereof, or of any Transaction Document, or of any release of or change in any security, or of any other action taken or refrained from being taken by the Agent or the Investor against the Company or any security or other recourse, or of any new agreement between the Agent or the Investor and the Company, it being understood that neither the Agent nor the Investor shall be required to give Guarantors any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations of the Company, any and all rights to notice Guarantor may have otherwise had being hereby waived by each Guarantor, and each Guarantor shall be responsible for obtaining for itself information regarding the Company, including, but not limited to, any changes in the business or financial condition of the Company, and each Guarantor acknowledges and agrees that neither the Agent nor the Investor shall have any duty to notify any Guarantor of any information which the Agent or the Investor may have concerning the Company;

(xi)              if for any reason the Agent or the Investor is required to refund any payment by the Company to any other party liable for the payment or performance of any or all of the Guaranteed Obligations of the Company or pay the amount thereof to someone else;

(xii)            the making of advances by the Agent or the Investor to protect its interest in the Collateral (as defined in the Security Agreement), preserve the value of the Collateral (as defined in the Security Agreement) or for the purpose of performing any term or covenant contained in any of the Transaction Documents;

(xiii)            the existence of any claim, counterclaim, set off, recoupment, reduction or defense based upon any claim or other right that any Guarantor may at any time have against the Company, the Agent, the Investor, or any other Person, whether or not arising in connection with this Guarantee, the Note, the Purchase Agreement, the Security Agreement or any other Transaction Document;

(xiv)            the unenforceability of all or any part of the Guaranteed Obligations of the Company against the Company, whether because the Guaranteed Obligations of the Company exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Obligations of the Company, or any part thereof, is ultra vires, or because the officers or Persons creating same acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Transaction Documents, or because the Company has any valid defense, claim or offset with respect thereto, or because the Company’ obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that each Guarantor shall remain liable hereon regardless of whether the Company or any other Person be found not liable on the Guaranteed Obligations of the Company, or any part thereof, for any reason (and regardless of any joinder of the Company or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations of the Company);

(xv)            any order, ruling or plan of reorganization emanating from proceedings under any bankruptcy or similar insolvency laws with respect to the Company or any other Person, including any extension, reduction, composition, or other alteration of the Guaranteed Obligations of the Company, whether or not consented to by the Agent or the Investor; and/or

(xvi)            any partial or total transfer, pledge and/or reconstitution of the Company and/or any direct or indirect owner of the Company (regardless of whether the same is permitted under the Transaction Documents).

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(b)                This Guarantee shall be effective as a waiver of, and each Guarantor hereby expressly waives:

(i)                any and all rights to which any Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including any right or privilege, whether existing under statute, at law or in equity, to require Agent or the Investor to take prior recourse or proceedings against any collateral, security or Person whatsoever;

(ii)               any other circumstance that may constitute a defense of the Company or any Guarantor hereunder and/or under the other Transaction Documents; and

(iii)              any right and/or requirement of or related to notice, presentment, protest, notice of protest, further notice of nonpayment, notice of dishonor, default, nonperformance, intent to accelerate, acceleration, existence of the Debt and/or any amendment or modification of the Debt.

25.                Representations, Warranties and Covenants of Guarantors and the Company. Each Guarantor hereby makes the following representations and warranties as of the date hereof or as of the date such Guarantor joins this Guarantee:

(a)                Organization and Qualification. Such Guarantor is duly organized, validly existing and in good standing under the laws of the applicable jurisdiction set forth on Schedule 1 attached hereto, with the requisite corporate or other power and authority to own and use its properties and assets and to carry on its business as currently conducted. Such Guarantor is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Guarantee in any material respect, (y) have a material adverse effect on the results of operations, assets, prospects, or financial condition of such Guarantor or (z) adversely impair in any material respect such Guarantor’s ability to perform fully on a timely basis its obligations under this Guarantee (a “Material Adverse Effect”).

(b)                Authorization; Enforcement. Such Guarantor has the requisite corporate or other power and authority to enter into and to consummate the transactions contemplated by this Guarantee, and otherwise to carry out its obligations hereunder. The execution and delivery of this Guarantee by such Guarantor and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate or other action on the part of such Guarantor. This Guarantee has been duly executed and delivered by such Guarantor and constitutes the valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(c)                No Conflicts. There is no existing event of default, and no event has occurred which with the passage of time or the giving of notice or both will constitute an event of default, under any agreement to which such Guarantor is a party, the effect of which event of default will impair performance by such Guarantor of such Guarantor’s obligations pursuant to and as contemplated by the terms of this Guarantee, and neither the execution and delivery of this Guarantee nor compliance with the terms and provisions hereof (i) will violate any presently existing provision of law or any presently existing regulation, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality, or (ii) will conflict or will be inconsistent with, or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind that creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the property or assets of such Guarantor, or any other indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which such Guarantor is a party or by which such Guarantor or any of such Guarantor’s property may be subject, or in the event of any such conflict, the required consent or waiver of the other party or parties thereto has been validly granted, is in full force and effect, is valid and sufficient therefor and has been approved in writing by Agent.

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(d)                Consents and Approvals. Such Guarantor is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other person in connection with the execution, delivery and performance by such Guarantor of this Guarantee.

(e)                Action. There are no actions, suits or proceedings pending or threatened in writing against such Guarantor before any court or any governmental, administrative, regulatory, adjudicatory or arbitrational body or agency of any kind that will adversely affect performance by such Guarantor of such Guarantor’s obligations pursuant to and as contemplated by the terms and provisions of this Guarantee.

(f)                 Purchase Agreement. The representations and warranties of the Company set forth in the Purchase Agreement as they relate to each Guarantor, each of which is hereby incorporated herein by reference, are true and correct as of each time such representations are deemed to be made pursuant to such Purchase Agreement, and the Purchasers shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Company’s knowledge shall, for the purposes of this Section 25, be deemed to be a reference to such Guarantor’s knowledge.

(g)                Each of the representations and covenants of and/or relating to such Guarantor set forth in the other Transaction Documents are hereby re-made by such Guarantor and incorporated herein by reference as if fully set forth herein.

26.               Additional Guarantors. The Company and each Guarantor shall cause each of its Subsidiaries formed or acquired on or subsequent to the date hereof to become a Guarantor for all purposes of this Guarantee by executing and delivering an Assumption Agreement in the form of Annex 1 hereto.

27.               Solvency. On the date hereof and immediately following the effectiveness of this Guarantee, each Guarantor will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to any Guarantor on a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of such Guarantor are not less than the total amount required to pay the probable liabilities of such Guarantor on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) such Guarantor is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) such Guarantor is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (iv) such Guarantor is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Guarantor is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected by such Guarantor to become an actual or matured liability.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Guarantors have duly executed this Subsidiary Guarantee as of the date first written above.

GUARANTORS:

MOBIQUITY NETWORKS, INC.
By: /s/ Dean Julia Name: Dean Julia Title: CEO

ADVANGELISTS, LLC
By: /s/ Dean Julia Name: Dean Julia Title: Managing Director

Acknowledged and agreed:

COMPANY:

MOBIQUITY TECHNOLOGIES, INC.

By: /s/ Dean Julia

Name: Dean Julia

Title: CEO

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SCHEDULE 1

GUARANTORS

Name	State of Incorporation /Formation	Notice Address
Mobiquity Networks, Inc.	New York	c/o Mobiquity Technologies, Inc. 35 Torrington Lane Shoreham, NY 11786 Attention: Dean Julia, Chief Executive Officer Email: djulia@mobiquitynetworks.com
Advangelists, LLC	Delaware	c/o Mobiquity Technologies, Inc. 35 Torrington Lane Shoreham, NY 11786 Attention: Dean Julia, Chief Executive Officer Email: djulia@mobiquitynetworks.com

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ANNEX 1

to

SUBSIDIARY GUARANTEE

ASSUMPTION AGREEMENT, dated as of _____________ __, ____ made by ______________________________, a __________________________ (the “Additional Guarantor”), in favor of the Agent (as defined in the Guarantee (defined below)) on behalf itself as the holder of the Note issued under the Purchase Agreement referred to below (including its successors, transferees and assigns, collectively, collectively, the “Investor”). All capitalized terms not defined herein shall have the meaning ascribed to them in such Purchase Agreement.

W I T N E S S E T H :

WHEREAS, MOBIQUITY TECHNOLOGIES, INC., a New York corporation (together with its successors and assigns, the “Company”), has entered into that certain Securities Purchase Agreement, dated as of December 30, 2022 (as amended, supplemented or otherwise modified from time to time, the “Purchase Agreement”) by and between the Company and Walleye Opportunities Mast Fund Ltd, in its capacity as the investor;

WHEREAS, in connection with the Purchase Agreement, the Subsidiaries of the Company (other than the Additional Guarantor) have entered into that certain Subsidiary Guarantee, dated as of December 30, 2022 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”) in favor of the Investor;

WHEREAS, the Transaction Documents require the Additional Guarantor to become a party to the Guarantee; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee as a Guarantor.

NOW, THEREFORE, IT IS AGREED

1.                   Guarantee. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 26 of the Guarantee, hereby becomes a party to the Guarantee as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Schedule 1 hereto is hereby added to the information set forth in Schedule 1 to the Guarantee. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 25 of the Guarantee is true and correct on and as the date hereof as to such Additional Guarantor (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.                   Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

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IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]
By:_____________________________________ Name: Title:

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Schedule 1

ADDITIONAL GUARANTOR

Name	State of Incorporation/ Formation	Notice Address

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